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                                                                   Exhibit 23.01

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel: (617) 437-2000
Fax: (617) 437-2111
www.us.deloitte.com


                                                                        DELOITTE
                                                                        & TOUCHE

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference on Registration Statement Nos. 33-70078, and 333-98559 of Environmental Power Corporation on Form S-8 of our report dated February 28, 2003, appearing in this Annual Report on Form 10-K of Environmental Power Corporation for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP

March 28, 2003